z INVESTOR PRESENTATION Data as of or for the period ended December 31, 2023 unless otherwise noted

Forward-Looking Statements 2 This presentation may contain forward-looking statements with respect to the Fulton Financial Corporation’s (the “Corporation” or “Fulton”) financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results. Management’s “2024 Outlook” contained herein is comprised of forward-looking statements. Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 and other current and periodic reports, which have been, or will be, filed with the Securities and Exchange Commission (the “SEC”) and are, or will be, available in the Investor Relations section of the Corporation's website (www.fultonbank.com) and on the SEC's website (www.sec.gov). The Corporation uses certain financial measures in this presentation that have been derived by methods other than generally accepted accounting principles (“GAAP”). These non-GAAP financial measures are reconciled to the most comparable GAAP measures at the end of this presentation.

A Valuable Franchise, Well-Positioned for Long-Term Growth, with Strong Liquidity, Solid Capital and Disciplined Credit Culture

- $27.6 billion in assets, 200+ financial centers, 200+ commercial sales professionals, 100+ mortgage loan officers, ~3,400 team members operating in a customer-dense Mid-Atlantic market[(1)]
- Solid market share with opportunity to grow[(2)]
  - *14 counties in which we have a top 5 deposit market share; represents 55% of total deposits*
  - *40 counties in which we do not have a top 5 deposit market share; represents 45% of total deposits*
  - *Serving over 534,000 households*
  - *Serving a market in which 10% of the U.S. population resides*
- Market Capitalization of ~ $2.5 billion[(3)]
- Current valuation[(3)] of 9.5x 2023 earnings per share ("EPS") of $1.64, 1.0x book value[(4)], and 1.3x tangible book value[(4)]
- Steady increase in shareholder value with a 5-year compound annual growth rate ("CAGR") tangible book value per share, excluding accumulated other comprehensive income ("AOCI")[(4)], of 6.3%.
- 10-year CAGR in common dividends of 7.8%
- 4.38% dividend yield[(5)]
- $125 million share repurchase authorization[(6)]


Lycoming
Columbia
Centre
Union
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Warren
Morris
Hunterdon
Somerset
Middlesex
Mercer
Monmouth
Dauphin
Lebanon
Berks
Bucks
Montgomery
Cumberland
Lancaster
Chester
York
Delaware
Burlington
Ocean
Camden
Gloucester
Salem
Washington
Cecil
Frederick
Baltimore
Baltimore City
Howard
Montgomery
Anne Arundel
D.C.
Prince Georges
Fairfax
Atlantic
Cumberland
Sussex
Albemarle
Henrico

Map includes counties with a financial center and/or a loan production office ("LPO") and incorporated cities in Maryland and Virginia with a financial center and/or LPO.

(1) As of December 31, 2023. (2) Data as of June 30, 2023 per S&P Capital IQ; FDIC Summary of Deposits. (3) Based on shares outstanding of 164 million and closing price of $15.52 as of February 9, 2024. (4) As of December 31, 2023, book value per share and tangible book value per share were $15.61 and $12.19, respectively. Tangible book value per share is a non-GAAP based financial measure. Please refer to the calculation and management's reasons for using this measure on slides titled "Non-GAAP Reconciliation" at the end of this presentation. (5) Based on current quarterly common dividend of $0.17 per share and closing stock price of $15.52 per share as of February 9, 2024. (6) Expires December 31, 2024.

3
FULTON FINANCIAL CORPORATION

A Diversified Business Model, Differentiated Service Mix, Technology-Enabled Delivery Channels and a Compelling Value Proposition

Premier Franchise that Provides Expanding and Innovative Solutions

- A full-service commercial bank with robust treasury services, payment technology solutions, wealth management and trust and mature mortgage company
- Serving over 534,000 households where customer intimacy is our differentiator
- Ongoing investment in technology, digitally enabling a growing customer base
- Serving a diversified and economically stable market

Robust Combination of Diversified Business Lines and Fee Income Businesses

- Non-interest income as a percentage of revenue of over 20%
- Wealth management accounts for 1/3 of total non-interest income, having grown at a 6% 5-year CAGR, AUM/AUA(1) of $14.8 billion and over 80% in recurring income
- Commercial treasury businesses representing 40% of total fee income
- Fulton Mortgage Company caters to the new home purchase business, with the ability to leverage refinance activity into gain on sale revenue

Dynamic Growth Strategy Blending an Organic Engine with Inorganic Opportunities

- Organic growth strategy supplemented by inorganic, in-market opportunities
- Over $1 billion in loan growth for a second consecutive year
- Low commercial real estate ("CRE") concentration
- Reduced financial center infrastructure by 22% or 58 financial centers over last 10 years, driving average deposits per financial center over $100 million per financial center
- Completed $1.2 billion acquisition in 2022 and acquired 5 wealth management firms since 2018
- Identified over 50 in-market institutions that complement our mergers and acquisitions strategy

Attractive Risk-Adjusted Profitability and Returns

- Year-to-date 2023 net interest margin of 3.42%, up from 3.27% in 2022
- Net charge-offs of 15 basis points in 2023
- Diluted EPS of $1.64; $1.71 operating net income available to common shareholders(2), representing a 4%, 5-year CAGR
- Quarterly dividend raised twice in 2023; currently $0.17 and a 4.38% dividend yield
- 2023 operating return on average assets ("ROAA") of 1.04%(2) and return on average common shareholders equity ("ROAE") (tangible) of 15.2%(2)

Source: Management reporting and internal financials at December 31, 2023.
(1) AUM/AUA defined as assets under management and assets under administration. (2) Non-GAAP financial measure. Please refer to the calculation and management's reasons for using this measure on slides titled "Non-GAAP Reconciliation" at the end of this presentation.

4

FULTON FINANCIAL CORPORATION

A Robust and Scalable Product Suite Built Upon Significant Investment in Leading-Edge Technologies and Customer Adoption 5 Well positioned to compete in and serve our market • Significant technology spend over the past 5 years o New commercial origination system, new mortgage origination system, new mortgage loan servicing system, new consumer origination system, new customer relationship management system o Focus on digital enablement as a driver of growth, efficiency and service

Customer-Focused and Employee-Powered Digital Ecosystem Designed to Change Lives For The Better 6 Our technology strategy aligns to our people-minded business objectives … … Prioritizing digital transformation through industry-leading technology empowers our employees, customers, and operations

7 A Well-Diversified Loan Portfolio With Growth in Multiple Categories • The loan portfolio has grown $5.2 billion over the past 5 years • A balanced loan mix, with adjustable-rate mortgage growth in 2022 and 2023 outpacing other categories, despite the rise in mortgage rates o Fulton Mortgage Company is a branded business with a purchase-oriented customer base, predominantly serving our five-state footprint • Commercial mortgage, a granular and diverse portfolio, continues to grow at a mid-single-digit growth rate (dollars in billions) Note: Loan portfolio composition is based on ending balances for the years ended December 31, 2018 to 2023. The C&I category includes Paycheck Protection Program (“PPP”) loan growth and forgiveness during the 2020 – 2023 timeframe. The Corporation ended with $5.6 million in PPP loans as of December 31, 2023. The Consumer/Other category includes equipment lease financing, overdraft and net origination fees and costs. The Construction category includes residential and commercial construction loans.

Fulton’s Lending Model has Resulted in Solid Asset Quality Trends Through Many Cycles 8 Sources: Top 100 Commercial Banks and All Commercial Banks - Board of Governors of the Federal Reserve System (Top 100 Commercial Banks are the 100 largest banks based on consolidated assets); Company historical data – S&P Capital IQ. Delinquency rates are non-seasonally adjusted and determined based on loans and leases past due 30 days or more and non-accrual loans. Charge-off rates are non-seasonally adjusted and are net of recoveries.

Asset Quality ACL(1) to NPLs and Loans Provision for Credit Losses Non-Performing Loans ("NPLs") and NPLs to Loans Net Charge-offs ("NCOs") and NCOs to Average Loans ((1) The allowance for credit losses (“ACL”) relates specifically to “Loans, net of unearned income” and does not include reserves related to off-balance sheet credit exposures.9

Fulton’s Non-Owner-Occupied Commercial Real Estate(1) Portfolio is Stabilized and Well Diversified within the Industries Served At September 30, 2023 CRE / Total Risk-Based Capital is 175%, well below the regulatory threshold, providing room to expand market share and customer accommodation 10 (1) Non-owner-occupied commercial real estate of $5.31 billion represents 65% of the $8.1 billion total commercial real estate portfolio and excludes $2.8 billion of owner-occupied. 4% 44% 2% 0% 15% 15% 20% $1.04 BN Office Multi-Family Retail Hospitality Industrial 1-4 Family Other CRE Construction 15% 27% 21% 10% 15% 12% $4.27 BN Office Multi-Family Retail Hospitality Industrial Other CRE Stabilized

11 Commercial Real Estate – the Office Concentration is Low and the Loan Mix is Diversified and Granular Office Only Profile • $710 million in office loan commitments • $683 million in office loans outstanding o representing 3% of total loans • Average loan size is $2.2 million • Weighted average loan-to-value(1) (“LTV”) ratio of 59% • Weighted average debt service coverage ratio (“DSCR”) of 1.33x • 78% of loans with recourse o 61% LTV; 1.26x DSCR • 22% of loans non-recourse o 52% LTV; 1.61x DSCR • 7 relationships over $20 million, totaling $172 million in commitments, including: o 7 commitments over $20 million o 3 relationships in central business districts • $156 million in commitments located in central business districts Total Loan Portfolio (December 31, 2023) (1) LTV as of most recent appraisal.

12 The Office Portfolio has been Originated Over Time, Will Mature Over Time and Remains Granular and Diversified Originated Over Time And Maturing Over Time Granular Loan Portfolio Geographically Diverse by MSA(1) (2) (1) Metropolitan Statistical Areas or “MSAs” titled in short name for presentation purposes. (2) The Corporation’s presence in the New York-Newark-Jersey City MSA extends from central New Jersey into northern New Jersey, and includes zero office loans in the state of New York component of the New York MSA.

13 Multi-Family Profile • $2.1 billion in multi-family loan commitments • $1.6 billion in multi-family loans outstanding • Average loan size is $3.8 million • Weighted average LTV(1) ratio of 57% • Weighted Average DSCR of 1.25x • 90% of loans with recourse • 43% construction, 57% stabilized • Classification o 53% Class A o 14% Class B o 4% Class C o 29% Not Classified Multi-Family Represents 7% of the Total Loan Portfolio with a Small Average Loan Size Total Loan Portfolio (December 31, 2023) (1) LTV as of most recent appraisal.

14 (1) The Corporation’s presence in the New York-Newark-Jersey City MSA extends from central New Jersey into northern New Jersey and includes one multi-family loan in New York City component of the New York MSA. The Multi-Family Portfolio has been Recently Originated and Appraised, has a Long-Dated Maturity Horizon and is also Geographically Diverse Recently Originated and Appraised And Maturing Over Time Diversified by Size Diversified by Geographical MSA (1)

A Stable Deposit Portfolio that Remains Granular, Tenured and Diversified with Significant Liquidity Coverage (1) As of December 31, 2023. Total households include loan and deposit households; Estimated uninsured deposits net of collateral ized municipal deposits and inter-company deposits. For the calculation of the coverage of estimated uninsured deposits, please refer to the following slide. (2) Deposit balances are ending balances. (dollars in millions) 15 Deposit Mix by Customer

Estimated Uninsured Deposits December 31, 2023 Total Deposits $21,538 Estimated Uninsured Deposits $7,153 Estimated Uninsured Deposits to Total Deposits 33% Estimated Uninsured Deposits $7,153 Less: Collateralized Municipal Deposits (2,099) Net Estimated Uninsured Deposits(5) $5,054 Net Estimated Uninsured Deposits to Total Deposits 23% Committed Liquidity to Net Estimated Uninsured Deposits 161% Available Liquidity to Net Estimated Uninsured Deposits 260% Available Liquidity December 31, 2023 Cash On-Hand (1) 298$ Federal Reserve Capacity 1,313 Bank Term Funding Program Capacity (2) 1,913 Total Available @ Federal Reserve 3,226$ FHLB Borrowing Capacity 8,209 Advances (1,100) Other Adjustments (3) (4) Letters of Credit (2,210) Total Available @ FHLB 4,895$ Total Committed Liquidity 8,121$ Fed Funds Lines 2,556 Outstanding Net Fed Funds (240) Total Fed Funds Lines Available 2,316$ Brokered Deposit Capacity (4) 3,551 Brokered & Wholesale Deposits (1,145) Total Brokered Deposit Availability 2,406$ Total Uncommitted Availability Liquidity 4,722$ Total Available Liquidity 13,141$ 16 (1) Includes cash at the FHLB and Federal Reserve and vault cash for liquidity purposes only. (2) Expires March 11, 2024. (3) Includes accrued interest, fees, and other adjustments. (4) Brokered deposit availability is based upon internal policy limit. (5) Net estimated uninsured deposits net of collateralized municipal deposits and inter-company deposits. A Committed and Healthy Liquidity Profile with Significant Coverage (dollars in thousands) (dollars in thousands)

Fulton's Market is Geographically Diversified, with Top Market Share in Key Markets and Additional Growth Opportunity in Others

Metropolitan Statistical Area (MSA)	Fulton Financial Corporation (2023)				Markets by MSA (2023)				
	Market Rank	Branches #	Total Deposits ($000)	Total Deposit Market Share (%)	Branches #	Total Deposits ($000)	Median Household Income ($)	5 yr Cumulative Projected Household Income Growth	5 yr Cumulative Projected Population Growth
Lancaster, PA	1	20	4,798,342	28.91	153	16,597,203	74,803	11.5%	1.7%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	13	61	4,523,943	0.76	1,429	598,346,491	83,007	12.7%	1.1%
Allentown-Bethlehem-Easton, PA-NJ	4	17	1,844,772	8.40	192	21,957,440	77,334	12.1%	1.6%
New York-Newark-Jersey City, NY-NJ	99	20	1,636,205	0.04	4,428	3,644,609,507	92,662	12.1%	0.5%
York-Hanover, PA	3	10	1,259,070	13.02	98	9,671,554	76,099	12.7%	1.7%
Baltimore-Columbia-Towson, MD	11	15	1,177,841	1.22	545	96,463,715	93,386	13.2%	1.4%
Lebanon, PA	1	6	1,130,564	36.67	32	3,083,453	68,908	11.6%	1.9%
Harrisburg-Carlisle, PA	7	9	837,755	4.38	147	19,128,831	74,842	11.9%	2.5%
Reading, PA	6	7	806,571	3.42	90	23,551,033	73,744	12.5%	1.2%
Hagerstown-Martinsburg, MD-WV	2	6	622,767	11.41	70	5,455,841	67,941	9.3%	3.6%
Top 10 Fulton Financial Corporation MSAs [(1)]		*171*	*18,637,830*	*0.42*	*7,184*	*4,438,865,068*	*75,471*	*12.2%*	*0.7%*
Total Franchise		*205*	*21,382,678*	*0.43*		*4,992,854,793*	*74,274*	*11.9%*	*0.8%*
Nationwide							*73,503*	*13.4%*	*2.1%*

__Note:__ Data as of June 30, 2023 per S&P Capital IQ; FDIC Summary of Deposits.

[(1)] Median Household ("HH") Income, 2023 – 2028 Projected Population Change and Projected HH Income Change are weighted by deposits in each MSA.

17

FULTON FINANCIAL CORPORATION

Recent Growth in Philadelphia County has Increased Our Share While also Presenting Room for Continued Growth

Philadelphia, PA County Deposit Market Share - Top 20

2023 Deposit Rank	*Parent Company Name*	*Number of Branches*	*Total Deposits In Market ($000)*	*Total Deposit Market Share (%)*
1	PNC Financial Services Group Inc. (PA)	33	14,180,059	19.89
2	Bank of America Corp. (NC)	17	13,934,632	19.54
3	Wells Fargo & Co. (CA)	32	13,010,518	18.25
4	Citizens Financial Group Inc. (RI)	41	12,903,214	18.10
5	The Toronto-Dominion Bank	20	4,273,422	5.99
6	Banco Santander SA	13	3,844,829	5.39
7	WSFS Financial Corp. (DE)	11	1,546,109	2.17
8	Firstrust Savings Bank (PA)	5	1,393,780	1.95
9	M&T Bank Corp. (NY)	5	1,347,617	1.89
10	JPMorgan Chase & Co. (NY)	15	978,251	1.37
11	Republic First Bancorp Inc. (PA)	5	704,637	0.99
12	Truist Financial Corp. (NC)	9	700,951	0.98
13	Univest Financial Corp. (PA)	7	444,715	0.62
14	**Fulton Financial Corp. (PA)**	**12**	**372,267**	**0.52**
15	Asian Financial Corp. (PA)	2	321,377	0.45
16	United Savings Bank (PA)	3	220,324	0.31
17	Hyperion Bancshares Inc. (PA)	1	159,209	0.22
18	OceanFirst Financial Corp. (NJ)	1	118,142	0.17
19	S&T Bancorp Inc. (PA)	2	116,562	0.16
20	Parke Bancorp Inc. (NJ)	2	116,079	0.16
	All Others	***24***	***616,832***	***0.87***
	Total For Philadelphia County	***260***	***71,303,526***	***100.00***

Commentary

- Philadelphia remains a natural fill-in opportunity within our current footprint
- Philadelphia Market:
  - The acquisition of Prudential Bancorp, Inc. ("Prudential Bancorp") added 8 locations in Philadelphia County, with 2 being consolidated into Fulton financial centers on November 5, 2022
  - The top 5 banks have ~80% of the deposit market share
  - Presents a tremendous growth opportunity for Fulton
  - 2 financial centers opened in 2023
- Richmond, Virginia also saw a new financial center open in 2023, taking total locations to 3 in the Richmond market
- Baltimore is another targeted area for growth

Note: Deposit data as of June 30, 2023 per S&P Capital IQ (excludes non-retail deposits and closed/proposed financial centers); FDIC Summary of Deposits.

18

FULTON FINANCIAL CORPORATION

Looking Ahead, Fulton is Well Positioned, Experienced and Prepared to Actively Manage Deposit Pricing in Down Rate Scenarios Deposit Mix by Rate Type(2) (December 31, 2023) • $2.3 billion notional amount of interest rate derivatives in the form of interest rate collars indexed to the one-month Secured Overnight Financial Rate (“SOFR”) with a weighted average floor rate of 3.03% and a weighted average cap rate of 5.58% maturing in 2025 and 2026 • $200 million notional amount interest rate derivative in the form of an interest rate floor indexed to the one-month SOFR with a floor rate of 3.00% maturing in 2025 Downside Protection(2) Fulton’s Historical Quarterly Cost of Total Deposits and Effective Fed Funds Rate (“EFFR”)(1) Fulton’s Historical Loan and Deposit Betas During Declining Rate Environment(1) (1) Source: S&P Capital IQ, New York Fed, Board of Governors of the Federal Reserve System (US). (2) Source: Management reporting and internal financials at December 31, 2023. Indexed deposits include indexed municipal deposits and indexed brokered deposits. Managed deposits include interest bearing money market and savings, excluding indexed deposits. Time deposits include brokered CDs. 19

The Noninterest-Bearing Deposit Mix Has Trended Up Over Time Despite Periodic Changes in Interest Rates • Growth in the Corporation’s commercial banking business, as well as the historically low levels of interest rates for much of the post-2008 period, led to a generally increasing trend in the percentage of noninterest-bearing deposits • Prior to 2008, noninterest-bearing deposits averaged 15%-20% of total deposits. As of December 31, 2023, noninterest- bearing deposits were 24.7% of total deposits down from a peak of 35% in June 2022 • Deposit growth, including growth in noninterest-bearing deposits, remains a key component of the Corporation’s relationship banking strategy Source: S&P Capital IQ, New York Fed and Board of Governors of the Federal Reserve System (US); Corporation’s reported results for NIM and percentage of noninterest-bearing deposits at December 31,2023.20

(1) Non-GAAP financial measure. Please refer to the calculation and management’s reason for using this measure on the slides titled “Non-GAAP Reconciliation” at the end of this presentation. Income Statement Summary 21 4Q23 3Q23 4Q22 (dollars in thousands, except per-share data) Net interest income $212,006 $213,842 $225,911 Provision for credit losses 9,808 9,937 14,513 Non-interest income 60,130 55,961 54,322 Securities gains (losses) (752) — (1) Non-interest expense 180,552 171,020 166,568 Merger-related expenses — — 1,894 Income before income taxes 81,024 88,846 97,257 Income taxes 16,761 16,749 15,424 Net income 64,263 72,097 81,833 Preferred stock dividends (2,562) (2,562) (2,562) Net income available to common shareholders $61,701 $69,535 $79,271 Net income available to common shareholders, per share (diluted) $0.37 $0.42 $0.47 Operating net income available to common shareholders, per share (diluted)(1) $0.42 $0.43 $0.48 ROAA 0.93% 1.04% 1.23% Operating ROAA(1) 1.03% 1.08% 1.26% ROAE 10.09% 11.25% 13.70% ROAE (tangible)(1) 14.68% 15.17% 18.59% Efficiency ratio(1) 62.0% 61.5% 58.1%

Net Interest Income and Margin Net Interest Income and NIM Average Deposits and Borrowings and Other and Cost of Funds Average Interest-Earning Assets and Yields • NIM was 3.36% in the fourth quarter of 2023, declining 4 basis points compared to the third quarter of 2023 • Loan yield improved by 11 basis points during the fourth quarter of 2023, increasing to 5.83% compared to 5.72% in the third quarter of 2023. Loan yields have benefited from new originations and higher rates • Total cost of deposits was 1.79% for the fourth quarter of 2023, an increase of 23 basis points compared to the third quarter of 2023, due to continued migration into interest- bearing deposit products 4Q23 Highlights (dollars in billions) (dollars in billions)(dollars in millions) 22

23 Integrated Businesses Drive Significant Sources of Non-Interest Income(1) (1) Excludes investment securities gains. Increases due to: • $1.6 million increase in commercial banking (capital markets and Small Business Administration revenues) Offset by decreases due to: • Decline in mortgage banking income due to seasonably slower market and a contraction in gain on sale spreads Non-Interest Income (percent of total non-interest income, three months ended December 31, 2023)

24 Focus on Controlling Non-Interest Expense Increases primarily due to: • $6.5 million Federal Deposit Insurance Corporation special assessment • $3.2 million in expenses related to the FultonFirst initiative • $1.6 million increase in marketing expense in connection with a targeted customer deposit acquisition program and brand marketing campaigns in growth markets Non-Interest Expense (percent of total non-interest expense, three months ended December 31, 2023)

25 Stable Capitalization(1) Provides Flexibility. . . ▪ Strong regulatory capital ratios provide operational and strategic flexibility ▪ $125 million share repurchase authorization in place through December 31, 2024 ▪ Ratios improving as internal capital generation exceeds tangible and risk-weighted asset growth ▪ Current common dividend of $0.17, which has doubled in the past 10 years (1) Regulatory capital ratios and excess capital amounts as of December 31, 2023 are preliminary estimates. (2) Excesses shown are to regulatory minimums, including the 250 basis point capital conservation buffer, except for Tier 1 Leverage which is the well-capitalized minimum. $1,201 $621 $767 $815 (as of December 31, 2023) (dollars in millions) (2)

. . . And Remains Stable When Adjusted for Unrealized Losses on the Investment Securities Portfolio(1) (1) Regulatory capital ratios and excess capital amounts as of December 31, 2023 are preliminary estimates.(2) Excesses shown are to regulatory minimums, including the capital conservation buffer; Tier 1 Leverage is versus the well-capitalized minimum. (3) Tier 1 Leverage and CE Tier 1 capital ratios were adjusted to incorporate unrealized losses, net of tax, on held-to-maturity investment securities of $108.5 million and unrealized losses net of tax, on available-for-sale investment securities of $232.0 million. (4) Non-GAAP financial measure - Please refer to the slide titled “Non-GAAP Reconciliation” at the end of this presentation for additional detail. 26 $856 $410 $856 $410 (as of December 31, 2023) (dollars in millions) | | | | | | | | | | | | | Tier 1 Leverage(3) CE Tier 1(3) TCE(4)

27 Net interest income: $790 - $820(1) Provision for credit losses: $45 - $65 Non-interest income: $235 - $250(2) Non-interest expense: $670 - $690(3) Effective tax rate: 17.0% - 18.0% 2024 OUTLOOK (1) Assumes Fed Funds Rate decreases 75 bps in the second half of 2024. (2) Excludes investment securities gains and losses. (3) Excludes implementation costs associated with the FultonFirst initiative. (dollars in millions)

28 Approach to Environmental, Social & Governance (“ESG”) - Doing what is right is a core value at Fulton. ESG is not about “checking a box,” we focus on activities that meaningfully change lives for the better. • Enhanced 2022 Corporate Social Responsibility report with selected ESG metrics. • Integrity is fundamental to governance at Fulton. The Corporation’s established Board governance and oversight of ESG principles and priorities support management’s efforts to build maturity and capability. • The Climate Impact Working Group underscores the Corporation’s commitment to progressing its understanding of, and reporting on, climate-related risks and activities. READ THE REPORT Protecting the Environment Changing Lives for the Better Corporate Governance Environment The Corporation is committed to practicing environmental stewardship in its everyday operations Operational measures like waste reduction and smart energy use, as well as financing sustainable projects are core to these efforts Governance Core values and guiding behavior lead the Corporation to demonstrate the highest professional and ethical standards in all business activities The Corporation operates under a robust board- and management-level enterprise risk management structure Employees The Corporation is committed to creating a workforce that reflects its communities and values diversity, equity and inclusion Customers The Corporation has a proven track record of fair and responsible banking – rated “Outstanding” for Community Reinvestment Act performance Community Employees live and work in the communities we serve and want to see these communities thrive. Through the Fulton Forward® initiative, the Corporation gives back by paying it forward 28

APPENDIX

Non-GAAP Reconciliation – Operating Net Income Available to Common Shareholders (quarterly) 30 Note: The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.

Non-GAAP Reconciliation – Operating Net Income Available to Common Shareholders (annual) 31 (dollars in thousands) Dec 31 Dec 31 Dec 31 Dec 31 Dec 31 Dec 31 2023 2022 2021 2020 2019 2018 Net income available to common shareholders $ 274,032 $ 276,733 $ 265,220 $ 175,905 $ 226,339 $ 208,393 Plus: Core deposit intangible amortization 2,308 1,029 - - - - Plus: Merger-related expenses - 10,328 - - - - Plus: CECL Day 1 Provision expense - 7,954 - - - - Plus: Interest rate derivative transition valuation(1) 1,855 - - - - - Plus: FDIC special assessment 6,494 - - - - - Plus: FultonFirst initiative 3,197 - - - - - Less: Tax impact of adjustments (2,909) (4,055) - - - - Operating net income available to common shareholders (numerator) 284,977 291,989 265,220 175,905 226,339 208,393 Weighted average shares (diluted) (denominator) 166,769 165,472 163,307 163,090 167,792 176,543 Operating net income available to common shareholders, per share (diluted) $ 1.71 $ 1.76 $ 1.62 1.08$ 1.35$ 1.18$ (1) Resulting from the reference rate transition from LIBOR to SOFR in the Corporation's commercial customer interest rate swap program. Operating net income available to common shareholders Twelve Months Ended

Non-GAAP Reconciliation – Operating Return on Average Assets (quarterly) 32

Non-GAAP Reconciliation – Operating Return on Average Assets (annual) 33

Non-GAAP Reconciliation – Return on Average Common Shareholders’ Equity (Tangible) (quarterly) 34

Non-GAAP Reconciliation – Return on Average Common Shareholders’ Equity (Tangible) (annual) 35

36 Non-GAAP Reconciliation – Efficiency Ratio

Non-GAAP Reconciliation – Tangible Book Value Per Share and Tangible Book Value Per Share Excluding AOCI

(dollars in thousands, except per share data)

	Years Ended					
	Dec 31 2018	Dec 31 2019	Dec 31 2020	Dec 31 2021	Dec 31 2022	Dec 31 2023
Tangible book value per share						
Shareholders' equity	$2,247,573	$2,342,176	$2,616,828	$2,712,680	$2,579,757	$2,750,044
Less: Goodwill and intangible assets	(531,556)	(535,303)	(536,659)	(538,053)	(560,824)	(560,687)
Less: Preferred stock	-	-	(192,878)	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity (numerator)	$1,716,017	$1,806,873	$1,887,291	$1,981,749	$1,826,055	$1,996,479
Share oustanding, end of period (denominator)	170,184	164,218	162,350	160,490	167,599	163,801
Tangible book value per share	$10.08	$11.00	$11.62	$12.35	$10.90	$12.19
Book value per share	$13.21	$14.26	$14.93	$15.70	$14.24	$15.61
Tangible book value per share excluding AOCI						
Shareholders' equity	$2,247,573	$2,342,176	$2,616,828	$2,712,680	$2,579,757	$2,750,044
Less: Goodwill and intangible assets	(531,556)	(535,303)	(536,659)	(538,053)	(560,824)	(560,687)
Less: Preferred stock	-	-	(192,878)	(192,878)	(192,878)	(192,878)
Tangible common shareholders' equity	$1,716,017	$1,806,873	$1,887,291	$1,981,749	$1,826,055	$1,996,479
Less/Plus: Accumulated other comprehensive income ("AOCI")	(59,063)	(137)	65,091	27,411	(385,476)	(322,375)
Tangible common shareholders' equity (numerator) excluding AOCI	$1,775,080	$1,807,010	$1,822,200	$1,954,338	$2,211,531	$2,318,854
Share oustanding, end of period (denominator)	170,184	164,218	162,350	160,490	167,599	163,801
Tangible book value per share excluding AOCI	$10.43	$11.00	$11.22	$12.18	$13.20	$14.16

37

FULTON FINANCIAL CORPORATION

Non-GAAP Reconciliation – Adjusted Tangible Common Equity to Tangible Assets (TCE Ratio) 38